Exhibit 99.2

Greater Bay Bancorp slide presentation

for January 28, 2004 Smith Barney Citigroup Financial Services conference

Greater Bay

Bancorp

Smith Barney Citigroup Financial Services Conference January 28, 2004

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, the bank subsidiary consolidation, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations, the Company’s ability to maintain its net interest spread, and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses, consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10- K for the year ended December 31, 2002. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements

Table of Contents Agenda I. Overview of Greater Bay Bancorp II. Recent Developments III. Financial Highlights IV. Looking Forward: Our Strategy for 2004 and Beyond V. Investment Rationale VI. Appendix

Overview of Greater Bay Bancorp

Company Snapshot—December 31, 2003

Company Name	Greater Bay Bancorp
Nasdaq NM	GBBK
Shares Outstanding	52.5 million
Market Value(1)	$1.6 billion
Assets	$7.6 billion
LTM Net Income	$92.0 million
Common Equity	$658.8 million
Preferred Equity:
Convertible Preferred	$91.8 million
Perpetual Preferred	$15.3 million

(1) Calculated using closing price of GBBK stock on 1/20/04

Experienced Senior Management Team Overview

President & CEO	Byron A. Scordelis	25+
Chief Financial Officer	Steven C. Smith (1)	25+
Chief Information Officer	Gregg Johnson	25+
Chief Risk Officer	Kenneth Shannon	20+
Chief Administrative Officer	Kimberly Burgess	30+
EVP, Finance and Accounting	Shawn E. Saunders	15+
EVP, Human Resources	Peggy Hiraoka	25+
Community Bank Presidents		20+ avg.
GBBK Board of Directors		20+ avg.
19 diversified and seasoned directors
Community Bank Boards of Directors		20+ avg.
90 diversified and seasoned directors

(1) Announced intention to retire, but will continue his employment during the search process. Upon his retirement, Mr. Smith will serve as a consultant to the Company.

Franchise Overview

Overview

Regional Community Banking

Formed in late 1996 with merger of Cupertino National Bancorp and Mid-Peninsula Bancorp Currently largest independent community bank holding company headquartered in Northern California with assets of $7.6 billion, loans of $4.5 billion and deposits of $5.3 billion Diversified financial services company offering a full range of products and services ñ Business Banking focus (small and mid-sized businesses) ñ Personal Banking presence among high net worth individuals, owners/managers of business banking clients and custom banking for individuals ñ Trust and investment services ñ Insurance brokerage services

Franchise Overview

Overview

Unique characteristics of GBBK ñ ”

Regional Community Banking” – maintain strong community involvement in order to fully understand client’s business and personal needs ñ Opportunistic and strategic acquirer of financial services companies Eleven community banks with 42 offices in 8 counties located in the San Francisco Bay area On February 1, 2004, the banks will be consolidated but will continue to maintain their local names and community identification

Proven Ability to Manage Acquired Businesses

Overview

Formation of GBBK $0.6 B Formation of Acquired Growth Organic Growth Total Assets $ 3.0 B $ 4.0 B $ 7.6 B

Acquisition Strategy—“Ring the Bay”

Overview Greater Bay now has a presence in all of the key sub-markets of the San Francisco Bay Area

Date	Seller	Assets At Acquisition
12/97	Peninsula Bank of Commerce	$200
05/98	Golden Gate Bank	$150
08/98	Pacific Business Funding	$ 15
05/99	Bay Area Bank	$200
10/99	Bay Bank of Commerce	$200
01/00	Mt. Diablo National Bank	$250
05/00	Coast Commercial Bank	$400
07/00	Bank of Santa Clara	$400

(1) Gross annual revenues of $110 million

(2) Gross annual revenues of $10 million

Business Lines

Overview

management of $0.6 Wealth Management Trust Private Banking Assets under Billion ? ? ? Specialty Finance International/Trade Finance Leasing Factoring Asset Based Lending SBA Lending Assets of $0.9 Billion $7.6 Billion ? ? ? ? ? ? 12 Diversified Financial Services Provider Total Assets: (1) Insurance Premiums > $1 billion Revenue > $120 million Offering P&C, D&O, Employee Benefits, 401(k) Products ? ? ? Regional Banking 11 Banks 42 Offices Local Client Decision Making Local Management and Board Assets of $6.1 Billion No underwriting risk. Business Lines ? ? ? ? ? ___________________________ (1)

Recent Developments

Recent Developments

Insurance brokerage operations expanded to improve non-interest income diversification

Charter consolidation in progress

Enhanced enterprise-wide risk management processes implemented

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Charter Consolidation Recent Developments September / October / February January 2004 October 2003 November Approved by Public GBBK and Application Process Final approval Legal charter Integration / Consolidation announcement subsidiary (45-60 days) of application consolidation (12-18 months) expected banks Potential Benefits Greater efficiency Improve relationship pricing Maintain community presence and Enhance risk management relationships Reduce operational / regulatory Optimize resource allocation complexity Enhance product development

Enhanced Risk Management Recent Developments Focus on infrastructure – Key Accomplishments in 2003 Hired Chief Risk Officer Established dedicated risk management department ñ Compliance ñ Credit review ñ Internal audit ñ Risk management / assessments ñ Insurance Met all risk management requirements under cure agreement ñ Sustained compliance Engaged E-Risk to assist in establishing capital-at-risk model ñ Understand and optimize capital allocation and returns ñ Evaluate credit portfolio concentration and limits Enhanced capital and IRR analysis and stress testing

ABD Insurance and Financial Services Recent Developments We completed the acquisition of ABD Insurance and Financial Services (currently the 20th largest commercial insurance brokerage agency in the country) in March 2002 It has been a very successful partnership and, during 2003, ABD provided $117.5 million in fee income with no underwriting risk

Significant Growth in Insurance Income

Recent Developments

Insurance Fee Income Insurance Fee Income / Total Revenue

ABD Insurance and Financial Services

Recent Developments

Product Focus ñP & C ñD & O ñEmployee benefits ñ401K products

Great opportunity for cross selling relationships ABD completed the acquisition of Sullivan and Curtis Insurance Brokers in July 2003 ñ

The firm generates annual revenues of approximately $10 million ñ

The acquisition was neutral to 2003 earnings and marginally accretive to 2004 earnings

Financial Highlights

Q4 2003 Financial Highlights Financial Highlights Net Income—$21.4 million Fully Diluted EPS—$0.37 Return on Average Assets of 1.10% Return on Average Tangible Assets of 1.13% (1) Return on Average Common Equity of 13.05 Return on Average Tangible Equity(2) of 16.26%

(1) Average tangible assets includes total assets, less average goodwill and intangibles of $212.5 (2) Average tangible equity includes average convertible preferred stock of $91.8 million and excludes average intangibles of $212.5

Q4 2003 Financial Highlights

Financial Highlights

Non-interest inco1me $40.5 million – 35% of Total Revenue Deposit Growth – 0.77% year over year Core Deposit Growth – 3% year over year excluding brokered deposits Loan Growth – $ 36.3 million in year over year loan growth in our business portfolio offset by payoffs in Shared National Credit (SNC) portfolio ($43.2 million) and real estate construction portfolio ($173.9 million)

Net Interest Margin

Financial Highlights

GBBK is asset sensitive Over the last year, MBS portfolio has declined approximately $ 415 million as planned Investment strategy continues to be to invest in short duration securities ñ Give up current yield for stable value ñ Position Company to take advantage of rising rates in 2004 and beyond

Financial Highlights 23 Give up current yield for stable value Position Company to take advantage of rising rates in 2004 and beyond GBBK is asset sensitive Over the last year, MBS portfolio has declined approximately $415 million as planned Investment strategy continues to be to invest in short duration securities - - Net Interest Margin ? ? ?

Net Interest Margin

Financial Highlights

Management in a Volatile Environment

Non-Interest Income (1)

Financial Highlights

Grow insurance agency fees

Expand wealth management capability

2001		2002			2003
	% of Total		% of Total		% of Total
Total $ Revenue		Total $ Revenue		Total $ Revenue
$44.8	12.7%	$155.5	31.0%	$171.5	37.0%

(1) As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months insurance agency commissions and fees totaling $88.5 million with a full year in 2003. There were no such insurance agency commissions in 2001.

Credit Quality

Financial Highlights

Credit quality generally stable ñ In spite of recent weakness in regional economy Loan loss reserves continue to exceed our peers Current outstandings in the non-relationship SNC portfolio have been reduced to less than $20 million Attention to relationship-based business, portfolio concentrations, and discipline in underwriting remain at the core of credit culture.

Credit Quality

						Financial Highlights
NON-PERFORMING ASSETS	$	in millions	Q4 2003		Q3 2003	Variance
Commercial			$14.4		$8.1	$6.3
Real Estate Term and Construction			17.1		17.4	(0.3)
SBA			4.8		6.4	(1.6)
Shared National Credits			12.7		15.2	(2.5)
Venture Banking Group			3.5		3.6	(0.1)
Specialty Finance			8.6		6.7	1.9
Other			0.6		0.7	0.1
Total Non-performing Loans			61.7		58.1	3.6
OREO			0.0		0.0	0.0
Total Non-performing Assets			$61.7	$	58.1	$3.6
Non-performing Loans to Total Loans			1.37%		1.26%	0.11%
Non-performing Assets to Total Assets			0.81%		0.75%	0.06%

Credit Quality Financial Highlights Q4 2003

(1) * Peer data as of September 30, 2003. Custom peer group defined by GBBK -

Financial Highlights Dec-03 Sep-03 Jun-03 Mar-03 UBPR Peer Allowance as % of Loans Dec-02 Sep-02 29 Jun-02 Quarter Ending Mar-02 GBBK Allowance as % of Loans Dec-01 Sep-01 Jun-01 Mar-01 YTD Annualized Net Charge-offs Credit Quality Trends in the Level of Allowance and Charge-offs 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% % of Loans

Financial Highlights Consumer $0.4 $0.5 $0.9 CRE & Construction -$2.4 $9.5 $5.3 Other C&I $11.4 $13.5 $5.8 SNC $15.2 $13.8 $10.1 30 Matsco $0.7 $17.5 $9.5 Total $25.2 $54.8 $31.6 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 -$10.0 2001 2002 2003 Credit Quality Net Charge-offs Peaked in 2002 $ in millions

Financial Highlights 1-4 SFR 52% Warehouse 1% Total: $431.3 mm Industrial 2% Construction Loans (12/31/03) Retail 5% Office 20% Hotel/Motel 1% Other RE 3% Self Storage 4% Multifamily 12% 31 Office 38% Retail 15% Self Storage 3% Total: $1,733.0 mm Term Loans (12/31/03) Warehouse 4% Industrial 11% 1-4 SFR 4% Multifamily 3% R&D 5% Commercial Real Estate Loan Portfolio Other RE 8% Hotel/Motel 9%

Financial Highlights Santa Clara 36% San Mateo 13% Placer 1% Solano 1% Sacramento 1% By County (12/31/03) Monterey 2% Alameda 13% Marin 4% Sonoma 5% 5% Other 6% 7% Contra Costa Santa Cruz 6% San Francisco 32 Owner Occupied / Owner Operator 42% Total: $1,733.0 mm By Owner Occupied (12/31/03) SFR 4% Real Estate Term Loan Portfolio Non-Owner Occupied 54%

Santa Clara 35% Financial Highlights San Francisco 16% Sacramento 1% Solano 2% Sonoma 2% By County (12/31/03) San Mateo 12% Orange 2% Other 2% Marin 4% Contra Costa 5% Alameda 9% Santa Cruz 10% Total: $431.3 mm 33 Non-Owner Occupied 25% Owner Occupied / Owner Operator 23% By Owner Occupied (12/31/03) Real Estate Construction Loan Portfolio SFR 52%

Financial Highlights Minimum to be Well-Capitalized N/A 5.00% 6.00% 10.00% (3) Top 75 Banks 9/30/03 6.92% 7.71% 10.51% 13.25% (2) Peer Group 9/30/03 7.20% 7.99% 11.11% 13.46% 34 (1) GBBK 12/31/03 7.33% 9.98% 12.87% 14.13% Tangible Equity includes Shareholders’ Equity, Convertible Preferred Stock and REIT Preferred Securities, less Goodwill and Other see schedule A Intangibles. Custom peer group defined by GBBK - Top 75 banks by asset size at September 30, 2003 Capital Strength Tangible Equity Ratio Leverage Ratio Tier I Risk Based Capital Total Risk Based Capital ___________________________ (1) (2) (3)

Capital Strength

Financial Highlights

Emphasis on increasing capital ratios during the past year has resulted in tangible equity to asset ratio of 7.33%, up from 6.40% at December 31, 2002

All other capital ratios are substantially in excess of regulatory well capitalized guidelines and peers

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Economic Capital as a Foundation for Enterprise- wide Risk Management

Financial Highlights

We are utilizing an economic capital allocation model that incorporates economic factors, our capital levels in relation to our risk profile 36 developed by ERisk historical factors and our actual operating results to measure Results show returns on risk adjusted capital by business line Results provide framework, based on risk appetite correlated to ratings targets, to optimize capital allocation for enhancing shareholder returns

Required Economic Capital Formulatedto GBBK Risk Appetite

Financial Highlights

$510 GBBK Tangible Actual $411 A $355 BBB (2) $322 $ in millions BB (1) 37 a very

This chart provides an initial look at GBBK’s economic capital position vs. the economic capital required to achieve various credit ratings

GBBK’s Tangible Equity does not include the value of ABD which currently is locked up in goodwill, but is worth more today than when we acquired ABD in early 2002

GBBK’s Tangible Equity does not include an allocation of loan loss reserves in excess of expected losses - conservative assessment

___________________________

(1)No impact on regulatory capital ratios which continue to be maintained above well-capitalized levels

(2)Data as of 12/31/03

Return on Risk Adjusted Capital by Business Unit

Financial Highlights

				Risk
	Economic			Adjusted
	Capital	Q4 2003			Return on
	(1)		(2)	(3)
$ in millions	Required	Net Income			Capital
Core Banks	$332	$18.7		22%
ABD	33	0.8		10%
Greater Bay Trust	2	0.3		60%
Matsco	44	1.6		15%
Total Required	411	21.4		21%
Excess Capital	99	0		0%
Total Greater Bay	$510	$21.4		17%

___________________________

(1)Required for A/A2 rating per ERisk

(2)Net Income rounded to nearest million

(3)Annualized

Looking Forward: Our Strategy for 2004 and Beyond

Looking forward

“The economy of the Bay Area took a major blow from the post-2000 downturn, and the damage received maximum publicity from a fascinated world.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

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Looking forward

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over most other comparable regions in the country.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

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Strategic Goals

Looking forward

Reaching greater critical mass in the Company’s market areas Generating increased fee income through cross-selling broader services Continue to diversify revenue stream Continue to mitigate and proactively manage risk Opportunistic market expansion

Mitigate and Proactively Manage Risk

Looking forward

Enterprise-wide Risk Management Maintain Credit Quality Loan Concentration Analysis Focus on Relationships Economic Capital Analysis

Market Concerns About GBBK

Looking forward

The Northern California economy, the state deficit, the dot com fall-out and the technology industry in Silicon Valley Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area Impact of additional Fed rate decreases on net interest margin Market perception of GBBK’s credit quality and overall risk profile Ability to grown loans

Guidance

Looking forward

Loan growth ñ Ranging from the low single to mid-single digits Deposit growth ñ Core deposit growth in the mid-single digits, offset by continued reductions in our non-core funding sources, primarily institutional deposits—net result will be a low single digit growth rate in total deposits.

Guidance

Looking forward

Net interest margin ñ Current consensus recognized economic forecasts predict that there will be at least two 25 basis point increases in short-term market interest rates in mid to late 2004, which would result in our average net interest margin increasing by 10—30 bps depending on the timing of the rate increases. Credit quality – net charge offs estimated to be in the 60-70 bps range for 2004

Investment Rationale

Well Positioned for an Economic Upturn

Investment Rationale

Our franchise provides competitive opportunities Asset sensitive balance sheet Internal capital generation will support future growth Stable credit quality Increase in fee income from insurance agency and wealth management Increased business activity will bring higher commercial loan volume

Long Term Shareholder Returns (1)

Investment Rationale

11/27/96 – 12/31/03

(1) Total shareholder return, including the reinvestment of dividends

Appendix

Schedule A – Custom Peer Group

Appendix

Allfirst Financial, Inc.	Fulton Financial Corporation
Associated Banc-Corp	Greater Bay Bancorp
BancorpSouth, Inc.	Hibernia Corporation
Bank of Hawaii Corporation	Hudson United Bancorp
BOK Financial Corporation	International Bancshares Corporation
Bremer Financial Corporation	Mercantile Bankshares Corporation
Central Bancompany	Old National Bancorp
Citizens Banking Corporation	Provident Financial Group, Inc.
City National Corporation	RBC Centura Banks, Inc.
Colonial BancGroup, Inc.	Riggs National Corporation
Commerce Bancorp, Inc.	Sky Financial Group Inc.
Commerce Bancshares, Inc.	South Financial Group, Inc. (The)
Community First Bankshares, Inc.	Southwest Bancorporation of Texas, Inc.
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
F.N.B. Corporation	Synovus Financial Corp.
FBOP Corporation	TCF Financial Corporation
First Banks, Inc.	Trustmark Corporation
First Citizens BancShares, Inc.	UMB Financial Corporation
First Midwest Bancorp, Inc.	United Bankshares, Inc.
First National of Nebraska, Incorporated	Valley National Bancorp
Firstbank Holding Company of Colorado	Whitney Holding Corporation
FirstMerit Corporation	Wilmington Trust Corporation